UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)          October 16, 2008
                                                 -------------------------------

                             BANCFIRST CORPORATION
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             (Exact name of registrant as specified in its charter)

          OKLAHOMA                   0-14384                 73-1221379
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      (State or other              (Commission             (I.R.S. Employer
        jurisdiction               File Number)           Identification No.)
      of incorporation)


       101 North Broadway, Oklahoma City, Oklahoma              73102
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        (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code          (405) 270-1086
                                                   -----------------------------


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         (Former name or former address, if changed since last report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Results of Operations and Financial Condition, Financial Statements and Exhibits

Item 2.02. Results of Operations and Financial Condition.

BancFirst Corporation Reports Third Quarter Earnings

      On October 16, 2008, BancFirst Corporation announced its results of operations for the quarter ended September 30, 2008. A copy of the related press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01. Financial Statements and Exhibits.

      (c)   Exhibits.

      Exhibit No.       Description
      -----------       -----------

      99.1 Press Release, dated October 16, 2008, issued by BancFirst Corporation titlt 18 18 ed "BancFirst Corporation Reports Third Quarter Earnings."


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        BANCFIRST CORPORATION
                                        ---------------------
                                             (Registrant)




Date: October 16, 2008                  /s/ Joe T. Shockley, Jr.
      ----------------                  ----------------------------------------
                                                  (Signature)
                                        Joe T. Shockley, Jr.
                                        Executive Vice President
                                        Chief Financial Officer